Convertible Series A Preferred Stock	12 Months Ended
Dec. 31, 2018
Convertible Series A Preferred Stock
Convertible Series A Preferred Stock

7. Convertible Series A Preferred Stock

On March 31, 2015, the Company issued 745,637 shares of Series A preferred stock at a per share price of $6.70585, as adjusted for the Reverse Stock Split, or $5.0 million in the aggregate, consisting of $1.5 million in cash and $3.5 million representing 125% of the principal and accrued and unpaid interest on previously issued convertible notes, all of which converted into shares of Series A preferred stock. On August 10, 2016, immediately prior to the closing of the IPO, the Company’s Series A preferred stock, together with accrued dividends thereon, converted into 827,205 shares of common stock.

Prior to their conversion into shares of common stock, the Series A preferred stock had the following rights and preferences:

Dividend Rights

Dividends effectively accrued on a daily basis at a simple rate of 8% per annum on the sum of the original per share issue price. Dividends were effectively deemed declared daily and were payable upon the occurrence of certain events. In addition, the holders of the Series A preferred stock had rights to participate in common stock dividends, entitling holders of Series A preferred stock to a dividend payable at the same time as the dividend paid on common stock based on the number of shares of common stock each share of Series A preferred stock would convert into if such shares had converted on the record date.

There were no dividends deemed payable and accrued as of December 31, 2018 or 2017 due to the conversion of the Series A preferred stock, together with accrued dividends thereon, on August 10, 2016 immediately prior to the closing of the IPO.

Voting Rights

Each share of Series A preferred stock was entitled to vote together with the common stock on all actions to be taken by the stockholders of the Company, based on the number of shares of common stock into which each share of Series A preferred stock could be converted. A separate vote of a majority of the outstanding shares of Series A preferred stock was required to (1) issue or authorize any class or series of equity securities or equivalents, (2) effect any transaction that results in a change in control, (3) change the principal business of the Company, enter new lines of business, or exit the current line of business, (4) issue of convertible debt above a certain threshold, or (5) materially sell, transfer, license, pledge or encumber technology or intellectual property. A management stock option plan approved by the board of directors, however, was not subject to a separate vote of the Series A preferred stockholders, but any subsequent increases to the authorized option pool were subject to approval by the Series A preferred stock holders via a separate vote.

Liquidation Rights

In the event of any liquidation, dissolution, or winding‑up of the Company, whether voluntary or involuntary, merger, consolidation or transaction in which over 50% of the Company’s voting power was transferred, or a sale, lease, transfer, exclusive license or disposition of all or substantially all of the assets of the Company, the Series A preferred stock holders were entitled to the assets of the Company legally available for distribution before any distribution or payment was made to the holders of common stock. The distribution amount would have been equal the original issue price of the Series A preferred stock (as adjusted for any stock dividends, combinations, splits or other recapitalizations since issuance), plus any accrued or declared but unpaid dividends thereon. After payment of the full liquidation preference to the Series A preferred stock holders, the remaining assets legally available for distribution would have been distributed to the holders of common stock and holders of the Series A preferred stock pro rata based on the number of shares of common stock each share of Series A preferred stock would convert into if such shares had converted immediately prior to such liquidation, dissolution, or winding‑up.

Conversion Rights

Shares of Series A preferred stock, at the option of the holder, could have been converted at any time into shares of common stock. The conversion rate would have been obtained by dividing the Series A preferred stock original issue price of $6.70585 per share, as adjusted for the Reverse Stock Split, by the conversion price per share in effect at the time of conversion. The Series A conversion price was initially equal to the original issue price, but could be adjusted on a broad‑based weighted average basis in connection with certain dilutive events. The Series A holder was also entitled to receive additional shares of common stock for any unpaid Series A dividends (whether or not declared).

Shares of Series A preferred stock would have automatically converted into common stock based upon the then‑effective Series A conversion price upon the affirmative vote or consent of the holders of at least a majority of the outstanding shares of the Series A preferred stock, or at the closing of a firmly underwritten public offering.

The conversion price for the Series A preferred stock was $6.70585 per share (as adjusted for the Reverse Stock Split) at the time of the conversion of the Series A preferred stock, together with accrued dividends thereon, immediately prior to the closing of the IPO on August 10, 2016.

Redemption Rights

The holders of at least 80% of the outstanding shares of Series A preferred stock could have required the Company to redeem all outstanding shares of Series A preferred stock at any time on or after December 31, 2020 at a redemption price equal to the greater of 150% of the liquidation preference of the Series A preferred stock or the fair market value per share plus any unpaid declared dividends. The liquidation preference of the Series A preferred stock was defined as an amount per share equal to $6.70585, as adjusted from time to time for any stock dividends, combinations, splits or recapitalizations, plus any accrued or declared but unpaid dividends thereon.

The redemption value for redeemable preferred stock could have at times been based on fair market value. The assumptions used in calculating the estimated fair market value at each reporting period represented the Company’s best estimate, however, inherent uncertainties were involved. As a result, if factors or assumptions changed, the estimated fair value could have been materially different.

The Company recognized changes in the redemption value immediately as they occurred and adjusted the carrying amount of the instrument to equal the redemption value at the end of each reporting period since it was probable that the instruments would have become redeemable. In the absence of retained earnings, these charges were recorded against additional paid‑in‑capital, if any, and then to accumulated deficit.

The Company evaluated the Series A preferred stock and determined that it was considered an equity host under ASC 815,  Derivatives and Hedging. In making this determination, the Company’s analysis followed the whole instrument approach that compared an individual feature against the entire Series A preferred stock instrument that included that feature. The Company’s analysis was based on a consideration of the economic characteristics and risks of the Series A preferred stock. More specifically, the Company evaluated all of the stated and implied substantive terms and features of the Series A preferred stock, including: (1) redemption features and their underlying exercisability, (2) existence of any protective covenants, (3) nature of dividends rights, (4) nature of voting rights, and (5) the existence and nature of any conversion rights. As a result of the above, the Company concluded that the Series A preferred stock represented an equity host, and as such, the redemption and/or conversion features of the Series A preferred stock were considered to be clearly and closely related to the associated Series A preferred stock host instrument. Accordingly, the redemption and/or conversion features of the Series A preferred stock were not considered an embedded derivative that required bifurcation.